     Exhibit 99.2

 Disclaimer  2  Forward-Looking Statements   This presentation contains forward-looking statements, which involve numerous risks and uncertainties. Included are statements relating to opening of new clinics, availability of personnel and reimbursement environment. The forward-looking statements are based on the Company’s current views and assumptions and the Company’s actual results could differ materially from those anticipated as a result of certain risks, uncertainties, and factors, which include, but are not limited to: changes in Medicare rules and guidelines and reimbursement or failure of our clinics to maintain their Medicare certification and/or enrollment status; revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction; changes in reimbursement rates or payment methods from third party payors including government agencies, and changes in the deductibles and co-pays owed by patients; compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply; competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets; the impact of future public health crises and epidemics/pandemics, such as was the case with the novel strain of COVID-19 and its variants; one of our acquisition agreements contains a put right related to a future purchase of a majority interest in a separate company; the impact of future vaccinations and/or testing mandates at the federal, state and/or local level, which could have an adverse impact on staffing, revenue, costs and the results of operations; our debt and financial obligations could adversely affect our financial condition, our ability to obtain future financing and our ability to operate our business; changes as the result of government enacted national healthcare reform; business and regulatory conditions including federal and state regulations; governmental and other third party payor inspections, reviews, investigations and audits, which may result in sanctions or reputational harm and increased costs; revenue and earnings expectations; contingent consideration provisions in certain our acquisition agreements, the value of which may impact future financial results; legal actions, which could subject us to increased operating costs and uninsured liabilities; general economic conditions, including but not limited to inflationary and recessionary periods; actual or perceived events involving banking volatility or limited liability, defaults or other adverse developments that affect the U.S. or international financial systems, may result in market wide liquidity problems which could have a material and adverse impact on our available cash and results of operations; our business depends on hiring, training, and retaining qualified employees; availability and cost of qualified physical therapists; competitive environment in the industrial injury prevention services business, which could result in the termination or non-renewal of contractual service arrangements and other adverse financial consequences for that service line; our ability to identify and complete acquisitions, and the successful integration of the operations of the acquired businesses; impact on the business and cash reserves resulting from retirement or resignation of key partners and resulting purchase of their non-controlling interest (minority interests); maintaining our information technology systems with adequate safeguards to protect against cyber-attacks and preserve data privacy; a security breach of our or our third-party vendors’ information technology systems may subject us to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 of the Health Information Technology for Economic and Clinical Health Act, or may interfere with our ability to file and process claims for payment which could interfere with our collection of revenues from third party payors; maintaining clients for which we perform management, industrial injury prevention related services, and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected; enforcing our noncompetition covenants with employed therapists; maintaining adequate internal controls; maintaining necessary insurance coverage; availability, terms, and use of capital; and weather and other seasonal factors. See Risk Factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, and any subsequent filings we make with the SEC.  Non-GAAP Financial Measures  This Presentation includes certain measures (“non-GAAP financial measures”) which are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), such as Operating Results, basic and diluted Operating Results per share, Adjusted EBITDA, Adjusted EBITDA margin and other Non-GAAP measures. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. Our presentation of these measures may not be comparable to similarly titled measures used by other companies. Management believes that such measures are commonly reported by issuers and widely used by investors as indicators of a company’s operating performance. All non-GAAP financial measures contained herein should be considered only as a supplement to, and not as a superior measure to, financial measures prepared in accordance with GAAP.

USPh At a Glance

USPh
ONE PARTNER

- *One of the largest PT clinic owner/operator platforms in a highly fragmented market*
- *Leading public physical therapy platform*

- *Headquarters: Houston, TX*
- *Founded: 1990*
- *Employees: 6,000+*

Leading Physical Therapy Company

752
Owned/Managed Outpatient Physical and Occupational Therapy Clinics [6]

43
State National Footprint [5]

Diversified Payor Mix

86%
Physical Therapy Operations % of Revenue[1]

14%
Injury Prevention Services % of Revenue[1]

Attractive Market Dynamics

>$30bn
US Rehabilitation Market

Favorable Demographic Trends

>10%
No Company Has Greater Than 10% Market Share[3]

Proven Business Model

Partner of Choice with Experienced Physical Therapists

Driven by Organic Growth and Acquisitions

~1/2
Of Clinics Were De Novo Start-ups

Strong Financial Position

$646mm
LTM Revenues[1]

$79mm
LTM Adj EBITDA[2]

9%
YoY Revenue Growth[4]

$1.76
Annual Dividend[5]

(1) As of or for the nine months ended Sept 30, 2024.
(2) Adjusted EBITDA is a non-GAAP financial measure and has not been prepared in accordance with GAAP. See Reconciliation of Non-GAAP Financial Measures - Adjusted EBITDA for further detail.
(3) Source: "Industry Trends in M&A and Total Addressable Market Study" (Bain & Company, WebPT). Select Medical used as proxy for largest physical therapy operator in the U.S. with 1,944 outpatient rehabilitation clinics as of Sept 30, 2023.
(4) Based on FY 2023 results.
(5) Annualized quarterly dividend of $0.44 per share.
(6) As of October 31, 2024.

3

 Expanding National Footprint of Physical Therapy Clinics (1)  4  Color Scheme  0 155 217  155 155 155  20 81 163  124 59 129  170 68 61  254 163 11  Included in the clinic count shown above, as of October 31, 2024, are 39 clinics that the Company manages on behalf of third parties.   752(1) Clinics in 43 States as of October 31, 2024

 Large and Growing Market Opportunity  5  $30B+ U.S. rehab market projected to grow to $40B+ by 2025  Favorable demographics – physically active, aging and obese population segments  Significant market potential  ~50% of Americans over 18 years old develop a musculoskeletal injury that lasts more than 3 months   Within this group, only 10% use outpatient physical therapy services (1)  Healthcare delivery shifting towards lower cost, high quality outpatient providers  Operating environment favors market consolidators with scale  (1) Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT), Market Research.

 Outpatient Clinics are the Leading Setting For Care  6  Orthopedic rehab is the primary driver of physical therapy services, representing approximately 60% of visits  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT).  Outpatient Clinics  Hospitals; State, Local, and Private   Home Health   Offices of Physicians  Other  Physical Therapy Delivery Mix

USPh ONE PARTNER

Payors See Significant ROI for Physical Therapy

With PT

- Hip replacement surgery ($56,000)
- Inpatient care ($15,000)
- Outpatient Physical Therapy Clinic
- Full Recovery
- Total Treatment Cost ~$79K

Readmission Rate of 10%

Without PT

- **Hip replacement surgery** ($56,000)
- **Inpatient care** ($15,000)
- **Home**
- **Full Recovery**
- **Total Treatment Cost** ~$85K

Readmission Rate of 20%

Average overall savings of ~$6k with significantly lower readmission rate

7

Source: "Industry Trends in M&A and Total Addressable Market Study" (Bain & Company, WebPT).

Competitive Landscape  8  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT).  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT). Select Medical used as proxy for largest physical therapy operator in the U.S. with 1, 925 outpatient rehabilitation clinics as of September 30, 2024.   Clinic counts as of September 30, 2024.  Clinic count as of October 31, 2024.  1,920+  Clinics(3)  870+  Clinics(3)  752  Managed / Owned Clinics(4)  Highly fragmented U.S. outpatient rehab market with 37,000+ clinics (1)   USPh is one of the largest owner/operator of PT clinics  No company with >10% market share(2)  USPh is well-positioned to capitalize in a more challenged macro environment

 Growth Strategy  9  Drive organic growth through de novo PT/OT clinic openings, utilize true partnership model  Maximize profits of existing facilities by growing patient volume, improving pricing, increasing efficiencies and adding programs and services  Augment organic growth through strategic acquisitions  1  2  3

 Highly Retentive, Partnership Model  10  Specialize in trauma, sports, work-related and pre- and post-surgical cases  Partner with experienced physical therapists   Drive volume via referrals  Augment sales with marketing reps   Organic growth includes lower cost de novo start up clinics  Strategic acquisitions structured as partnerships to create strong alignment of interests:  Significant ownership retained by founders (~20% to 40%)  Maintain established local brand  Monthly distributions of cash generated based on ownership percentages  Agree to purchase remaining interest of partners on back end at typically the same EBITDA multiple as the original purchase

 More Resources  Less Administrative Burden  USPh Partnership Advantages  11  Accounting  HR  Real Estate  Construction  Purchasing  Marketing  Compliance  Legal  IT  Capital and Resources to Enhance Development Rate  No Personal Financial Risk  Aligned Practice Incentives  Unlimited Earnings Potential   Enhanced Benefits Package  Business Intelligence and Collaborative Guidance

 Acquisition Strategy  12  Completed more than 50 acquisitions since 2005 ranging in size from 3 to 52 clinics  Acquisitions include more than five industrial injury prevention services businesses  Seeking & evaluating M&A transactions is part of USPh’s DNA  Acquisition criteria:  Owner therapists continue to operate clinics and retain significant equity interest  Immediately accretive to earnings  Further de novo growth opportunities  High quality clinics with a history of profitability  Values Alignment

 New Clinics Since November 1, 2023  13  85 clinics added(2) since August 1, 2023  From 11/01/2023 – 10/31/2024  WV  VT  VA  SC  PA  OH  NJ  NC  ME  MD  MA  GA  FL  CT  TX  OK  MS  LA  AR  AL  AK  TN  5  Included in the clinic count shown above, as of October 31, 2024, are 39 clinics the Company manages on behalf of third parties.   Includes de-novo clinics and acquisitions of single and multi-site practices.  752(1) Clinics in 43 States as of October 31, 2024

 Scale Advantages Create a Robust Business Case for Consolidation  14  Increased likelihood of selection for payor networks  Scale is cited as a core criterion by specialty network managers and payors.  Some limited leverage in negotiations with payors for reimbursement  Higher likelihood of referrer activity and advocacy  More efficient, patient-centric care model -- including clinic, home and telehealth options  Enhanced compliance capabilities  Centralized infrastructure to limit costs and improve operational efficiencies  Increased patient awareness and high brand recognition  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT)  Efficiency  More efficient, patient-centric care model -- including clinic, home and telehealth options  Compliance  Enhanced compliance capabilities  Payor Networks  Increased likelihood of selection for payor networks  Scale is cited as a core criterion by specialty network managers and payors.  Some limited ability to negotiate higher rates for reimbursement with payors  Referrals  Higher likelihood of referrer activity and advocacy  Centralization  Centralized infrastructure to limit costs and improve operational efficiencies  Awareness  Increased patient awareness and high brand recognition  Increasingly difficult environment for smaller clinics given increasing compliance, regulatory and payor complexities and challenging macroeconomic conditions

 Revenue Mix by Segment and Payor Type  15  Physical Therapy Revenue Mix by Payor Type   Third Quarter Ended September 30, 2024  Other  Workers Comp  Private Insurance & Managed Care  Medicaid  Medicare  Revenue Mix by Segment Type  Third Quarter Ended September 30, 2024  Physical Therapy Operations  Industrial Injury Prevention

 USPh Physical Therapy Growth Drivers  16  In 2019, the Company sold interest in a partnership, which operated 30 clinics. In 2020, the Company sold 14 previously closed clinics and closed 34 clinics.   Number of Clinics (1)  Daily Patient Visits Per Clinic   Number of Patient Visits (in thousands)  Both prior to and post COVID-19, each driver has shown robust growth  2012-2023: CAGR +4%  2012-2023: CAGR +3%  2012-2023: CAGR +7%  5,005  5,188

 Daily Physical Therapy Volumes Progression  17  Continue to see record-high volumes  Average daily visits per clinic was at an all-time high of 30.1 for any Third Quarter  COVID Trough  Average Visits per Clinic per Day

 Physical Therapy Operations  18  Note: Excludes management contracts.  (1) This is a non-GAAP measure. See tables in the Appendix section for a reconciliation of GAAP to Non-GAAP financial measures.  Annual Gross Margin Percentage  Quarterly Gross Margin Percentage  Excludes $3.4M of clinic closure costs (1)

 Today  Services performed onsite at >600  client locations  Industrial Injury Prevention  19  Industrial Injury Prevention services include industrial sports medicine and injury prevention; post offer testing; ergonomic services; occupational health and medical services; specialized solutions  March 2017  2020  14.3%   of Total Revenue(3)  Since USPh’s initial entry into the Industrial Injury Prevention services space, the business has grown both organically and through additional acquisitions  % of Revenue full year 2018.  % of Revenue full year 2020.  Revenue for the nine months ended September 30, 2024.   5.6%   of Total Revenue(1)  9.3%   of Total Revenue(2)  Initial Acquisition   into the Industrial Injury Prevention services   space  2018

 Industrial Injury Prevention   20  Note: 2022 includes November 2021 acquisition with $26.7 million in revenue at an EBITDA Margin of 16.0%.   Revenue ($ in millions)  Gross Margin (%)  Third Quarter 2024:  Revenue +29.9%  Gross profit +27.1%  Gross Margin 22.2%  YTD 2024:  Revenue +21.0%  Gross profit +23.5%  Gross Margin 21.4%  TTM Revenue through 9/30/24:  $90.4 million

 Strong Balance Sheet and Capital Allocation Strategy  21  At June 30, 2024, we had $112.9 million in cash and $142.5 million outstanding on our term loan. We have $175 million available for borrowings under our revolving facility.  A strong balance sheet and capital allocation strategy has allowed USPH to return value to shareholders both directly and through strategic growth investments  In 2023, the Company generated Adjusted EBITDA(1) of $77.7 million  Liquidity ($ in millions) (as of 06/30/24)  Acquisitions  Continue fueling a highly acquisitive growth strategy within a fragmented landscape  Maintain strategic flexibility and a conservative balance sheet   Debt Management  Capital Allocation Strategy  History of dividend increases and the ability to return value to shareholders directly   Dividend Issuances  Debt Management  Minimize interest expense and maintain strategic flexibility  Liquidity ($ in millions) (as of 09/30/2024)  Dividend Payments  History of dividend increases and the ability to return value to shareholders directly   De Novos  Develop de novo physical therapy clinics, increase industrial injury locations and add services in   both businesses

 Executive Management  22  https://www.usph.com/about/senior-leadership/  https://www.linkedin.com/in/rick-binstein-66944512  Joined USPh as CFO in November 2020  Previously served as CFO for Capital Senior Living Corporation (NYSE:CSU) and Belo Corp. (NYSE: BLC)  BBA & MBA  Carey Hendrickson   Chief Financial Officer  Joined USPh in March 2018  Previously President & Chief Executive Officer of Baptist Health System in San Antonio, TX. Managed six hospitals with a $1.32B annual operating budget  BS Physical Therapy & MBA  Graham Reeve   Chief Operating Officer – West Region  Joined USPh in July 2021  Served since August 2018 as President and Chief Operating Officer for Omni Ophthalmic Management Consultants (OOMC), an ophthalmology management services organization  Previously served in the roles of Chief Operating Officer and then Chief Executive Officer of Drayer Physical Therapy Institute, LLC, an outpatient physical therapy provider with a network of over 150 clinics in 14 states  BA in Materials and Logistics Management  Eric Williams   President, Chief Operating Officer – East Region  Joined USPh in May 2011 as VP, General Counsel and Secretary and served in that role until March 17, 2022   Previously served as VP, General Counsel and Secretary for Physiotherapy Associates, Inc. (and its predecessor, Benchmark Medical, Inc.), a national provider of outpatient physical therapy services. From 1997 through 2000, served as Assistant General Counsel and then General Counsel of NovaCare, Inc., a national provider of rehabilitation services.   Law degree from The Columbus School of Law at The Catholic University of America and Bachelor of Science degree in Business Administration from the University of Delaware in 1983  Rick Binstein   Executive VP & General Counsel  Joined USPh as COO in November 2003  Promoted to CEO and Board in November 2004  Previously Senior Vice President of Operations with HealthSouth, managed over 200 facilities including OP, ASC, DX Imaging and rehab hospital operations  BS Physical Therapy  Chris Reading  Chief Executive Officer

 23  Summary Investment Highlights  Significant scale with national footprint  Large and growing market / favorable demographics  Proven business model, driven by organic growth and acquisitions  Strong cash flow and balance sheet  Publicly-traded, pure play operator of rehab clinics  Attractive Dividend Yield

 APPENDIX

 Transaction Overview  Demonstrated Track Record of Consistent Growth  Over the last decade, USPH has consistently grown, organically and through strategic acquisitions  USPH Revenue ($ in millions)  Adj. EBITDA(1) ($ in millions)  4.7%  15.5%  8.6%  7.6%  16.1%  9.6%  6.2%  (12.2%)  17.0%  11.7%  19.2%  21.3%  18.4%  16.8%  25  Growth (%)  Margin (%)  2013-2023: CAGR +8.3%  2013-2023: CAGR +8.7%  Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures and have not been prepared in accordance with GAAP. See Reconciliation of Non-GAAP Financial Measures - Adjusted EBITDA and Adjusted EBITDA margin for further detail.  9.4%  15.9%  Adjusted EBITDA Margin  Q3 2024 – 15.5%  YTD 2024 – 15.1%

 Summary Financial Results  26  Costs associated with the closure of 32 and 43 clinics during the 2024 Third Quarter and 2024 Nine Months, respectively. Closure costs for the comparable prior year periods were not material. We believe that presenting this information will allow investors to evaluate the performance of the Company's business more objectively.  Operating Results, a non-GAAP measure, equals net income attributable to USPH diluted shareholders per the consolidated statements of income, less a change in revaluation of the put-right liability, Relief Funds, clinic closure costs, changes in fair value of contingent earnout consideration, and any allocations to non-controlling interests, all net of taxes. Operating Results per diluted share also exclude the impact of the revaluation of redeemable non-controlling interest and the associated tax impact. See Reconciliation of Non-GAAP Financial Measures - Operating Results for further detail.  Adjusted EBITDA, a non-GAAP measure, is defined as net income attributable to USPH shareholders before interest income, interest expense, taxes, depreciation, amortization, change in fair value of contingent earn-out consideration, Relief Funds, changes in revaluation of put-right liability, equity-based awards compensation expense, clinic closure costs and related portions for non-controlling interests.

 Segment Information  27  Costs associated with the closure of 32 and 43 clinics during the 2024 Third Quarter and 2024 Nine Months, respectively. Closure costs for the comparable prior year periods were not material. We believe that presenting this information will allow investors to evaluate the performance of the Company's business more objectively.

 Reconciliation of Non-GAAP Financial Measures – Operating Results  28

 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA Margin  29  Costs associated with the closure of 32 clinics during the 2024 Third Quarter and 43 clinics during the 2024 Nine Months. Closure costs in the 2023 Third Quarter and 2023 Nine Months were not material.  Primarily consists of legal and consulting expenses related to the acquisition of 50% equity interest in a management services organization that provides management and administrative services to 50 physical therapy clinics.

 30  Thank you